UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 22, 2024

ZEBRA TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-19406	36-2675536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Overlook Point, Lincolnshire, Illinois		60069
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: 847-634-6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Class A Common Stock, par value $.01 per share	ZBRA	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On May 22, 2024, Zebra Technologies Corporation (“Zebra Technologies” or the “Issuer”) issued a press release announcing the pricing of its private offering of $500,000,000 in aggregate principal amount of 6.500% senior unsecured notes due 2032 (the “Notes”). The Notes will mature on June 1, 2032, unless earlier repurchased or redeemed in accordance with their terms. The offering of the Notes (the “Notes Offering”) is expected to close on May 28, 2024, subject to customary closing conditions. The Notes will be senior unsecured obligations of Zebra Technologies and will be guaranteed by certain of Zebra Technologies’ domestic subsidiaries.

The Notes and related guarantees have not been registered under the Securities Act of 1933, as amended (“Securities Act”), or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The Notes are being offered only to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act and to non-U.S. persons in accordance with Regulation S under the Securities Act. Zebra Technologies intends to use the net proceeds from the Notes Offering to repay all the outstanding debt under its revolving credit facility, which was $172 million as of March 30, 2024. Zebra Technologies intends to use the remaining net proceeds for general corporate purposes, including to replenish cash on hand following the repayment of its receivables financing facility that matured on May 13, 2024. There can be no assurance that the issuance and sale of any debt securities of the Issuer will be consummated.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibits
99.1	Registrant’s Press Release dated May 22, 2024
104	Cover Page Interactive Data File (embedded within the inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEBRA TECHNOLOGIES CORPORATION

Date: May 22, 2024	By:	/s/ Cristen Kogl
Cristen Kogl
Chief Legal Officer, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
99.1	Registrant's Press Release date May 22, 2024
104	Cover Page Interactive Data File (embedded within the inline XBRL)